UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Election of Directors; Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director; Resignation of Director

Effective August 28, 2019, the Board of Directors, or the Board, of Eagle Pharmaceuticals, Inc., or the Company, approved the appointment of Jennifer K. Simpson, Ph.D., M.S.N., C.R.N.P., as a director of the Company. Dr. Simpson’s appointment became effective upon the resignation of Sander Flaum from the Board, which resignation was effective on August 28, 2019. Mr. Flaum’s resignation was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Dr. Simpson was appointed as a Class II director with a term of office expiring at the Company’s 2022 annual meeting of stockholders.

The Board expects to appoint Dr. Simpson to one or more committees of the Board at a later date. As of the filing of this Report, the Board has not determined Dr. Simpson’s initial committee assignments. The Company will provide information regarding committee assignments by filing an amendment to this Report. Dr. Simpson was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person.

Dr. Simpson will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2019 annual meeting of stockholders, which was filed with the Securities and Exchange Commission, or SEC, on April 30, 2019. The Company has entered into its standard form of indemnification agreement with Dr. Simpson, the form of which was filed as Exhibit 10.1 on the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: September 3, 2019
	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer